EXHIBIT 10.23(m)

Supplemental Agreement No. 13

to

Purchase Agreement No. 2061

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of

December 3, 2007, by and between THE BOEING COMPANY (Boeing) and Continental Airlines, Inc. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2061 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 777-200ER Aircraft (the Aircraft), and;

WHEREAS, the parties agree to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, the parties agree to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents:

Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 13.

2. Articles:

2.1 Remove and replace, in its entirety "Articles" with the "Articles" attached hereto, to reflect the addition of Aircraft and other changes made by this Supplemental Agreement No. 13.

3. Table 4:

Add Table 4, attached hereto.

4. Exhibit A:

Add Exhibit A-1 attached hereto.

5. Supplemental Exhibit AE1:

Remove and replace "Supplemental Exhibit AE1", with "Supplemental Exhibit AE1" attached hereto to reflect a change in the source of actual escalation indices for labor growth applicable to Table 3 and 4 Aircraft.

6. Supplemental Exhibit BFE2:

Add "Supplemental Exhibit BFE2", attached hereto to reflect vender selection dates, on-dock dates and other variables applicable to Table 4 Aircraft.

7. Supplemental Exhibit EE3:

Add "Supplemental Exhibit EE3", attached hereto to reflect Engine Escalation, Engine Warranty and Patent Indemnity for Table 3 and 4 Aircraft.

8. Letter Agreement 2061-1R8:

Remove and replace, in its entirety, Letter Agreement 2061-1R8 "Option Aircraft", with the revised Letter Agreement 2061-1R9 attached hereto.

9. Letter Agreement 6-1162-GOC-089R2:

Remove and replace, in its entirety, Letter Agreement 6-1162-GOC-089R2 "Special Matters", with the revised Letter Agreement 6-1162-GOC-089R3 attached hereto.

10. Letter Agreement 6-1162-AJH-899:

Add previously executed Letter Agreement 6-1162-AJH-899 "Supplemental [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]", to the Table of Contents.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Anthony J. Hicker By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President -

Finance and Treasurer

TABLE OF CONTENTS

ARTICLES Revised By:

1. Quantity, Model and Description SA No. 13

2. Delivery Schedule SA No. 13

3. Price SA No. 13

4. Payment SA No. 13

5. Miscellaneous SA No. 13

TABLE

1. Aircraft Information Table 1 SA No. 5

2. Aircraft Information Table 2 SA No. 9

3. Aircraft Information Table 3 SA No. 11

4. Aircraft Information Table 4 SA No. 13

EXHIBIT

A. Aircraft Configuration

A1 Aircraft Configuration for 777-200ER Aircraft and SA No. 13 (applicable to Table 4 Aircraft)

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment/Airframe and Optional Features SA No. 13

(applicable to Table 3 and 4 Aircraft)

BFE1. BFE Variables

BFE2. BFE Variables (applicable to Table 4 Aircraft) SA No. 13

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

EE2. Engine Escalation/Engine Warranty and Patent Indemnity SA No. 9

EE3. Engine Escalation/Engine Warranty and Patent Indemnity SA No. 13

(applicable to Table 4 Aircraft)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER AGREEMENTS Revised By:

2061-1R9 Option Aircraft SA No. 13

2061-2 Demonstration Flights

2061-3 Installation of Cabin Systems Equipment

2061-4 Spares Initial Provisioning

2061-5 Flight Crew Training Spares

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]        SA No. 12

6-1162-AJH-899 Supplemental [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]           SA No. 13

TABLE OF CONTENTS

CONFIDENTIAL LETTER AGREEMENTS Revised By:

6-1161-GOC-087 Aircraft Performance Guarantees

6-1162-GOC-088 Promotion Support

6-1162-GOC-089R3 Special Matters SA No. 13

6-1162-GOC-172 Additional Matters SA No. 1

6-1162-CHL-048 Rescheduled Aircraft Agreement SA No. 9

6-1162-CHL-195 Restructure Agreement for Model SA No. 10

737NG and 757-300 Aircraft

SUPPLEMENTAL AGREEMENTS Dated as of:

Supplemental Agreement No. 1 December 18, 1997

Supplemental Agreement No. 2 July 30, 1998

Supplemental Agreement No. 3 September 25, 1998

Supplemental Agreement No. 4 February 3, 1999

Supplemental Agreement No. 5 March 26, 1999

Supplemental Agreement No. 6 May 14, 1999

Supplemental Agreement No. 7 October 31, 2000

Supplemental Agreement No. 8 June 29, 2001

Supplemental Agreement No. 9 June 25, 2002

Supplemental Agreement No. 10 November 4, 2003

Supplemental Agreement No. 11 July 28, 2005

Supplemental Agreement No. 12 March 17, 2006

Supplemental Agreement No. 13 December 3, 2007

PURCHASE AGREEMENT NO. 2061*

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Relating to Boeing Model 777-200ER Aircraft

* Purchase Agreement No. 2061 was formerly known as Purchase Agreement No. 1785.

Purchase Agreement No. 2061

between

The Boeing Company

and

Continental Airlines, Inc.

______________________________

This amended and restated Purchase Agreement No. 2061 (formerly known as Purchase Agreement No. 1785) is dated as of October 10, 1997, between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to the purchase and sale of Model 777-200ER aircraft. The terms and conditions of the Aircraft General Terms Agreement dated as of October 10, 1997, between the parties, identified as AGTA-CAL (AGTA), are hereby incorporated by reference into this Purchase Agreement.

RECITALS

A. Boeing and Customer previously entered into Purchase Agreement No. 1785 dated March 18, 1993, as amended and supplemented.

B. Boeing and Customer now desire to further amend and restate the terms and conditions of their agreement and to reflect their entire agreement in this amended and restated Purchase Agreement No. 2061 (Purchase Agreement).

C. For the avoidance of doubt, this Purchase Agreement contains the entire agreement between the parties and replaces and supersedes Purchase Agreement No. 1785.

Now therefore, the parties agree as follows:

Article 1. Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 777-200ER aircraft (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A, which is part of this Purchase Agreement, in the quantities listed in the Tables attached to the Purchase Agreement.

Article 2. Delivery Schedule.

The Aircraft will be delivered to Customer in accordance with the scheduled months of delivery listed in the attached Tables which are part of this Purchase Agreement. Exhibit B, which is part of this Purchase Agreement, describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in the attached Tables and is subject to mutually agreed upon price adjustments and the Escalation Adjustment. For Tables 3 and 4 Aircraft the Escalation Adjustment shall be determined using Supplemental Exhibit AE1 Escalation Adjustment/Airframe and Optional Features of this Purchase Agreement rather than Exhibit D of the AGTA.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices for the Aircraft are listed in the attached Tables and were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

Article 4. Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in the attached Tables for each Aircraft (Deposit).

4.2 The amounts and payment dates for advance payments to be made by Customer are set forth in the attached Tables. Advance payments for each aircraft are due on the first business day of the months listed in the attached Tables.

4.3 For any Aircraft whose scheduled month of delivery is less than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in the attached Tables.

4.4 The Aircraft Price is the total amount Customer will pay to Boeing at the time of delivery of each Aircraft. Such Aircraft Price will be calculated at time of delivery using then available escalation factors to calculate the Escalation Adjustment. The invoice amount for an Aircraft will show the Aircraft Price appropriately adjusted to account for previously received advance payments.

Article 5. Miscellaneous.

5.1 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1-1 contains the applicable airframe and optional features escalation formula specific to the Table 3 and 4 Aircraft.

5.2 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 and BFE2, which is part of this Purchase Agreement, contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

5.3 Customer Support Variables. Supplemental Exhibit CS1, which is part of this Purchase Agreement, contains the variable information applicable to information, training services and other things furnished by Boeing in support of the Aircraft.

5.4 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft in Table 1. Supplemental Exhibit EE2 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft in Table 2 and 3. Supplemental Exhibit EE3 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft in Table 4

5.5 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 4

to purchase Agreement 2061

Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

MODEL 777-200ER

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A-1 to Purchase Agreement Number 2061

(Aircraft delivering in or after August 2009)

Exhibit A-1 to

Purchase Agreement No. 2061

AIRCRAFT CONFIGURATION

Dated December 3, 2007

relating to

BOEING MODEL 777-200ER AIRCRAFT

WITH CONTRACT DELIVERY MONTH of AUGUST 2009 AND AFTER

The Detail Specification is Boeing Detail Specification D019W004-CAL-2B, Revision C, dated November 19, 2007 as amended to incorporate the Options listed below. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

Exhibit A-1 to

Purchase Agreement No. 2061

Config Item No.	Title	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Follow-on Price

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

MODEL 777-200ER AIRCRAFT

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

(Applicable to Table 3 and 4 Aircraft)

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Supplemental Exhibit AE1 to Purchase Agreement Number 2061

1. Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) - P

Where:

Pa = Airframe Price Adjustment. (the Airframe Price includes the Engine Price at its basic thrust level.)

P = Airframe Price plus the price of the Optional Features (as set forth in Table 3 and 4 of this Purchase Agreement).

L = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] x [(ECI   x (ECI-R

ECIb) ECI-Rb)]

Where:

ECIb is the base year airframe escalation index (as set forth in Table 3 and 4 of this Purchase Agreement);

ECI is the three-month arithmetic average value of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

ECI-Rb is the three-month arithmetic average value of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

ECI-R is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

M = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

x (CPI

CPIb )

Where:

CPIb is the base year airframe escalation index (as set forth in Table 3 and 4 of this Purchase Agreement); and

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the preceding year will be utilized in determining the value of ECI-R and CPI.

Note: i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

iii. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 3 and 4 of this Purchase Agreement.

v. The final value of Pa will be rounded to the nearest dollar.

vi. The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2. Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI-R and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI-R and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4 If within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note: i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI-R and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

MODEL 777-200ER

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

Continental Airlines, inc.

Supplemental Exhibit BFE2 to Purchase Agreement Number 2061

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 777-200ER AIRCRAFT

This Supplemental Exhibit BFE2 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1. Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System Follow-on

Galley Inserts Follow-on

Seats (passenger) December 1, 2007

Overhead & Audio System Follow-on

In-Seat Video System Follow-on

Miscellaneous Emergency Equipment Follow-on

Cargo Handling Systems* Follow-on

2. On-dock Dates

On or before November 2008, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item Preliminary On-Dock Dates

[Month of Delivery:]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
  Additional Delivery Requirements

Customer will ensure that Customer's BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer's BFE, to comply with all applicable provisions of the U.S. Customs Service.

MODEL 777-200ER

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

Continental Airlines, inc.

Supplemental Exhibit EE3 to Purchase Agreement Number 2061

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 777-200ER AIRCRAFT

(Applicable to Tables 3 and 4 Aircraft)

1. ENGINE ESCALATION.

(a) The Aircraft Basic Price of each Aircraft set forth in Tables 3 and 4 of the Purchase Agreement includes an aggregate price for engines and all accessories, equipment and parts provided by General Electric Aircraft Engines (GE). The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

Pe = [(Pb + F) x ( CPI / CPIb )] - Pb

where CPIb is the engine escalation base year index as set forth in Tables 3 and 4 of the Purchase Agreement.

(b) The following definitions will apply herein:

Pe = Engine Price Adjustment

Pb = Engine Price (per Aircraft), as set forth in Tables 3 and 4 of the Purchase Agreement.

F = 0.005 x (N/12) x Pb where N is the number of calendar months which have elapsed from the Engine Price base year and month up to and including the month of delivery, both as shown in Tables 3 and 4 of the Purchase Agreement.

CPI = L + ICI (rounded to the nearest hundredth)

L = A value determined using the U.S. Department of Labor, Bureau of

Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT] months prior to the month of

scheduled Aircraft delivery, then multiplied by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (rounded to the nearest thousandth).

ICI = A value determined using the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (expressed as a decimal and rounded to the nearest hundredth) using the values for the 12th, 13th and 14th months prior to the month of scheduled Aircraft delivery, then multiplied by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (rounded to the nearest thousandth).

The Engine Price Adjustment will not be made if it would result in a decrease in the Engine Price.

(c) The values of the Employment Cost Index Wages & Salaries and Producer Prices and Price Index - Industrial Commodities Index used will be those published as of a date 30 days prior to the first day of the scheduled Aircraft delivery month to Customer. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February and March; the value released for the second quarter will be used for the months of April, May and June; the value released for the third quarter will be used for the months of July, August and September; the value released for the fourth quarter will be used for the months of October, November and December. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published index values. If no values have been released for an applicable month, the provisions set forth in paragraph 1(e), below, will apply. If prior to delivery of an Aircraft, the U.S. Department of Labor, Bureau of Labor Statistics changes the base year for determination of the L or ICI values as defined above, such rebase values will be incorporated in the Engine Price Adjustment calculation.

(d) If at the time of delivery of an Aircraft, Boeing is unable to determine the Engine Price Adjustment because the applicable values to be used to determine L and ICI have not been released by the U.S. Department of Labor, Bureau of Labor Statistics; then, in the event the Engine Price escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, GE agrees to meet jointly with Boeing and Customer (to the extent such parties may lawfully do so) to adjust equitably the Aircraft Basic Price of any affected Aircraft to reflect an allowance for increase or decrease in labor compensation and material costs occurring since February of the base price year which is consistent with the application provisions of this Supplemental Exhibit EE3.

(e) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOTE: The factor (CPI divided by the base year index) by which the Engine Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth. Any rounding of a number, as required under this Supplemental Exhibit EE3 with respect to escalation of the Engine Price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from GE the right to extend to Customer the provisions of GE's warranty and product support plan (Warranty and Product Support Plan); subject, however, to Customer's acceptance of the conditions set forth herein and in such Warranty and Product Support Plan. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of GE's Warranty and Product Support Plan, and such Warranty and Product Support Plan shall apply to all GE90 turbofan engines including all Modules and Parts thereof, as these terms are defined in the Warranty and Product Support Plan, (Engines) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed a general terms agreement (Engine GTA), then the terms of the Engine GTA shall be substituted for and supersede the below-stated provisions and such provisions shall be of no force or effect and neither Boeing nor GE shall have any obligation arising therefrom. In consideration for Boeing's extension of the GE Warranty and Product Support Plan to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of the Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

The Warranty and Product Support Plan is set forth in Exhibit C to the applicable purchase contract between GE and Boeing. Copies of the Warranty and Product Support Plan shall be provided to Customer by Boeing upon request.

December 3, 2007

2061-1R9

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Option Aircraft

Reference: Purchase Agreement No. 2061 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 777-200ER aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 2061-1R8 dated July 28, 2005.

Boeing agrees to manufacture and sell to Customer additional Model 777-200ER aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement (the Attachment).

1. Aircraft Description and Changes

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification will be revised to include:

(i) Changes applicable to the basic Model 777 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii) Changes required to obtain required regulatory certificates; and
    Changes mutually agreed upon.

2. Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Optional Features. The Optional Features Prices for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.2 Escalation Adjustments. The Airframe Price and the Optional Features Prices for Option Aircraft will be escalated on the same basis as the Aircraft listed on Table 4.

The engine manufacturer's current escalation provisions are not listed in this Purchase Agreement. The engine escalation provisions will be revised to reflect the engine manufacturer's current escalation provisions at signing of the definitive agreement for the Option Aircraft.

2.2.3 Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft will be adjusted to Boeing's and the engine manufacturer's then current prices as of the date of execution of the definitive agreement for the Option Aircraft.

3. Payment.

3.1 Customer has paid a deposit to Boeing in the amount shown in the Attachment opposite the caption "Non-Refundable Deposit per Aircraft" for each Option Aircraft (the Option Deposit), prior to the date of this Letter Agreement. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Option Deposit for that Option Aircraft.

3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment in the columns under the caption "Advance Payment Per Aircraft" will be payable for the Option Aircraft.

The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

Customer may exercise an option by giving written notice to Boeing on or before the date 18 months prior to the first business day of the applicable delivery month listed in the Attachment (Option Exercise Date).

  Contract Terms.

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft if Customer exercises its option to acquire such Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the Option Aircraft to the Purchase Agreement as an Aircraft. If the parties have not entered into a definitive agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By  /s/ Anthony J. Hicker

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 3, 2007

Continental Airlines, Inc.

By   /s/ Gerald Laderman

Its    Senior Vice President - Finance and Treasurer

Attachment

Attachment to Letter Agreement 2061-1R9

Option Aircraft, Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

June 20, 2007

6-1162-AJH-899

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Supplemental [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference: a) [CONFIDENTIAL MATERIAL OMITTED AND FILED     SEPARATELY WITH THE SECURITIES AND EXCHANGE     COMMISSION PURSUANT TO A REQUEST FOR     CONFIDENTIAL TREATMENT]

b) Purchase Agreement No. 2061 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 777-200ER aircraft (the Aircraft)

Ladies and Gentlemen:

This LETTER AGREEMENT, entered into as of June 20, 2007, by Boeing and Customer, amends and supplements the Letter.

WHEREAS, the parties hereto executed [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, the parties desire to supplement the Letter to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

To confirm, the Program described herein is applicable only for the Aircraft covered by the Purchase Agreement. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

JPMorgan Chase

ABA No. 021000021

Account No. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. Sale or Lease of Aircraft by Customer.

Customer agrees to provide Boeing written notification [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days prior, or as soon as practical, to ceasing to operate an Aircraft (Disposed Aircraft), which will result [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. Confidentiality.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto and the reports required hereunder, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By _/s/ Anthony J. Hicker

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 20, 2007

CONTINENTAL AIRLINES, INC.

By _/s/ Gerald Laderman

Its: Senior Vice President - Finance and Treasurer

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The following definitions apply:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Example Calculation for Additional [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The following definitions apply:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Example Calculation for Additional [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 1. Customer submits use report for routes flown in the reconciliation period for delivered Aircraft in the program (this example assumes 20 aircraft).

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 2. Convert percentage of routes into Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 3. Calculate weighted average of the entire minor model fleet

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 4. Multiply NT times WA times current Boeing price per pound (PW).

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 5. Determine value of weight previously purchased for the existing fleet, by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 6. Subtract the results in Step 5 from that of Step 4, and divide the result by NT to determine Purchase Price of Multiple Operating Weight (PM).

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

December 3, 2007

6-1162-GOC-089R3

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Special Matters

Reference: Purchase Agreement No. 2061 (the Purchase Agreement)

between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 777-200ER aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-GOC-089R2 dated July 28, 2005.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9. Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By /s/ Anthony J. Hicker

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 3, 2007

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its: Senior Vice President - Finance and Treasurer